UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2022

Marblegate Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40862	85-4249135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Theodore Fremd Avenue

Suite 206S

Rye, New York 10580

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (914) 415-4081

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable warrant	GATEU	The Nasdaq Stock Market LLC
Shares of Class A Common Stock, par value $0.0001 per share	GATE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at a price of $11.50	GATEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2022, Marblegate Acquisition Corp. (the “Company”) filed an amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Extension Amendment”). The Extension Amendment extends the date by which the Company must consummate its initial business combination from January 5, 2023 to July 5, 2023, or such earlier date as determined by the Company’s board of directors (the “Board”).

The foregoing description is qualified in its entirety by reference to the Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 2, 2022, the Company held a special meeting of stockholders in lieu of an annual meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved the Extension Amendment extending the date by which the Company must consummate its initial business combination from January 5, 2023 to July 5, 2023, or such earlier date as determined by the Board (the “Extension Amendment Proposal”).

The final voting results for the Extension Amendment Proposal were as follows:

For	Against	Abstain	Broker Non-Votes
33,690,562	330,308	0	0

The Company’s stockholders also re-elected each of Richard M. Goldman and Wallace Mathai-Davis as Class I directors of the Board until the annual meeting of the Company to be held in 2025 or until their successors are appointed and qualified (the “Director Election Proposal”).

The final voting results for the Director Election Proposal were as follows:

	For	Withhold
Richard M. Goldman	31,941,928	2,078,942
Wallace Mathai-Davis	31,941,928	2,078,942

Stockholders holding 28,989,609 shares of the Company’s Class A common stock (“Public Shares”) exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account. As a result, approximately $293.5 million (approximately $10.12 per share) will be removed from the Company’s trust account to pay such holders. Following redemptions, the Company will have 1,010,391 Public Shares outstanding.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

3.1	Amendment to Amended and Restated Certificate of Incorporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARBLEGATE ACQUISITION CORP.

	By:	/s/ Mark Zoldan
	Name:	Mark Zoldan
	Title:	Chief Financial Officer
Dated: December 7, 2022